UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2016

THE BANK OF NEW YORK

MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Liberty Street New York, New York		10286
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) On February 22, 2016, Richard J. Kogan notified The Bank of New York Mellon Corporation (the “Corporation”) of his intention to retire from the Corporation’s Board of Directors (the “Board”) at the upcoming Annual Meeting of Stockholders to be held on April 12, 2016 (the “Annual Meeting”) and that he would not be standing for re-election to the Board. William C. Richardson will also retire from the Board at the Annual Meeting and will not be standing for re-election to the Board, as he reached the retirement age in the Corporation’s Corporate Governance Guidelines.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: February 26, 2016	By:	/s/ Craig T. Beazer
	Name:	Craig T. Beazer
	Title:	Secretary

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